UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 10, 2022
Date of Report (Date of earliest event reported)
KRATOS DEFENSE & SECURITY SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34460	13-3818604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Chisholm Trail
Round Rock, TX 92131
(Address of Principal Executive Offices) (Zip Code)

(512) 238-9840
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	KTOS	The NASDAQ Global Select Market

Item 7.01. Regulation FD Disclosure.

On February 10, 2022, Kratos Defense & Security Solutions, Inc. (“Kratos” or the “Company”) announced the commencement of an offer to redeem all of its outstanding 6.5% Senior Secured Notes due 2025 (the “Senior Secured Notes”) on March 14, 2022 (the “Redemption Date”), subject to completion of the refinancing of its revolving credit facility, for an amount in cash equal to 103.250% of the principal amount thereof plus accrued and unpaid interest thereon to, but excluding, the Redemption Date (the “Redemption Offer”). The Company is currently in the process of refinancing its revolving credit facility and intends to replace the Senior Secured Notes through this refinancing process. The Company currently expects that its refinancing activities will be completed before the Redemption Date. The Company will provide additional details related to the refinancing transaction once it has been completed. A copy of the press release announcing the Redemption Offer, which describes the Redemption Offer in greater detail, is hereby incorporated by reference and attached hereto as Exhibit 99.1.

The foregoing description and other information in this Current Report on Form 8-K regarding the Redemption Offer and proposed refinancing transaction are included in this report solely for informational purposes. The information reported in this Item 7.01, including the material attached as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

All statements in this Current Report on Form 8-K are made as of February 10, 2022. Except as required by applicable law, Kratos undertakes no obligation to publicly update or revise these statements, whether as a result of new information, future events or otherwise. This Current Report on Form 8-K contains “forward-looking statements” within the meaning of federal securities laws, including statements related to the expected timing, final terms and completion of the Redemption Offer and the proposed refinancing transaction, the expected reduction in annual interest expense to be realized by the Company as a result of the Redemption Offer and the proposed refinancing transaction and similar statements concerning anticipated future events and expectations that are not historical facts. Kratos cautions you that these statements are not guarantees of future performance and are subject to numerous evolving risks and uncertainties that Kratos may not currently be able to accurately predict or assess, including the risk that Kratos is unable to redeem all of the Senior Secured Notes in the Redemption Offer or otherwise consummate the proposed refinancing transaction on the anticipated terms, within the anticipated timeline or at all, risks associated with fluctuations in the financial markets and other risks and uncertainties that are described in further detail in the Company’s reports filed with the Securities and Exchange Commission, including Kratos’ Quarterly Report on Form 10-Q for the fiscal quarter ended September 26, 2021. There can be no assurance that the Redemption Offer or proposed refinancing transaction will be completed as described herein or at all. Any of these factors could cause actual results to differ materially from expectations Kratos expresses or implies in this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Kratos is furnishing the following exhibits with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	February 10, 2022 Press Release by Kratos Defense & Security Solutions, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2022

Kratos Defense & Security Solutions, Inc.

By: /s/ Deanna H. Lund
                        Deanna H. Lund
Executive Vice President, Chief Financial Officer